COLUMBIA LIBERTY FUND
                                  (the "Fund")
                Supplement to Prospectuses dated February 1, 2005
                 Replacing the Supplement dated August 19, 2005



The section entitled "MANAGING THE FUNDS: PORTFOLIO MANAGERS" is revised in its entirety and replaced with the following:


PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Vikram J. Kuriyan, PhD, a portfolio manager of Columbia Management, is the lead manager for the Fund and has managed the Fund since August, 2005. Dr. Kuriyan has been associated with Columbia Management or its affiliates since January, 2000.

Karen Wurdack, a portfolio manager of Columbia Management, is a co-manager for the Fund and has co-managed the Fund since August, 2005. Ms. Wurdack has been associated with Columbia Management or its affiliates since August, 1993.

Dr. Kuriyan and Ms. Wurdack are responsible for allocating the Fund assets among the various asset classes, while investment decision for the portion of the Fund's assets allocated to each asset class will be made by investment professionals with particular expertise in such asset class. The asset classes, and the persons responsible for managing the Fund's assets allocated to each particular asset class, are as follows:

Large-cap growth stocks:            Paul J. Berlinguet, Edward P. Hickey, Roger R. Sullivan, Mary-Ann Ward and John T. Wilson
Large-cap value stocks:             Lori J. Ensinger, Diane L. Sobin, David I. Hoffman and Noah J. Petrucci
Foreign securities:                 NIMNAI (Sub-Advisor)
Investment grade bonds:             Leonard A. Aplet

Paul J. Berlinguet, a senior vice president of Columbia Management and head of Columbia Management's Large-Cap Growth Team, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has managed or co-managed that portion of the Fund since October, 2003. Mr. Berlinguet has been associated with Columbia Management since October, 2003. Prior to October, 2003, Mr. Berlinguet was head of the large-mid cap equity group and a portfolio manager at John Hancock Funds from April, 2001 to October, 2003. Prior to joining John Hancock Funds in April, 2001, Mr. Berlinguet was head of the Global Technology Research Team and a large-cap growth portfolio manager at Baring Asset Management.

Edward P. Hickey, a portfolio manager of Columbia Management, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Hickey has been associated with Columbia Management or its predecessor since November, 1998.

Roger R. Sullivan, a portfolio manager of Columbia Management, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Mr. Sullivan has been associated with Columbia Management or its predecessors since January, 2005. Prior to joining in January, 2005, Mr. Sullivan was a senior vice president with Putnam Investments from December, 1994 to December 2004.

Mary-Ann Ward, a portfolio manager of Columbia Management, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed that portion of the Fund since June, 2005. Ms. Ward has been associated with Columbia Management or its predecessors since July, 1997.

John T. Wilson, a portfolio manager of Columbia Management, is a co-manager for the portion of the Fund allocated to the large-cap growth stocks category and has co-managed the Fund since August, 2005. Mr. Wilson has been associated with Columbia Management since July, 2005. Prior to July, 2005, Mr. Wilson was a managing director and head of the Large Cap Core Team of State Street Research and Management from May, 1996 to July, 2005.

Diane L. Sobin, a senior portfolio manager of Columbia Management, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Sobin has been associated with Columbia Management or its affiliates since August, 2001. Prior to August, 2001, Ms. Sobin was a senior vice president with Zurich Scudder Investments, Inc. from February, 2000 to June, 2001.

David I. Hoffman, a senior portfolio manager of Columbia Management, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Hoffman has been associated with Columbia Management or its affiliates since August, 2001. Prior to August, 2001, Mr. Hoffman was a vice president with Zurich Scudder Investments, Inc. from March, 1999 to July, 2001.

Lori J. Ensinger, a senior portfolio manager of Columbia Management, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Ms. Ensinger has been associated with Columbia Management or its affiliates since August, 2001. Prior to 2001, Ms. Ensinger directed the investment strategy for all institutional assets managed under the U.S. large-cap value style at Zurich Scudder Investments, Inc. from 1999 to 2001.

Noah J. Petrucci, a portfolio manager of Columbia Management, is a co-manager for the portion of the Fund allocated to the large-cap value stocks category and has co-managed that portion of the Fund since September, 2005. Mr. Petrucci has been associated with Columbia Management or its affiliates since February, 2002. Prior to February, 2002, Mr. Petrucci was employed by Zurich Scudder Investments, Inc. from October, 1996, serving most recently as a product specialist/portfolio manager from April, 2001 to February, 2002.

Leonard A. Aplet, a senior vice president of Columbia Management and head of Columbia's Portland Core Fixed Income Team, is the manager for the portion of the Fund allocated to the investment grade bonds category and has managed that portion of the Fund since March, 2005. Mr. Aplet has been associated with Columbia Management or its predecessors since 1987.



SUP-47/90347-0805                                          September 2, 2005